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[LAWRENCE SAVINGS BANK  LOGO]         30 Massachusetts Avenue
                                      North Andover, MA 01845-3460
                                      Main: 978-725-7500 Fax: 978-725-7607
                                      Web: www.lawrencesavings.com



May 25, 2000

Mr. Paul A. Miller
43 Covey Hill Road
Reading, MA 01867

Dear Paul:

Your employment agreement dated April 21, 1989, as amended December 23, 1992, is hereby amended as follows:



     Section 3.03 Termination Following Change in Control (a)(1) line 7 - "25%" is hereby stricken and 15% is inserted in its place.



                                   Execution



Upon execution below by all parties, this Agreement will enter in full force and effect on the effective date below:



LAWRENCE SAVINGS BANK

/s/ Thomas J. Burke                          /s/ Paul A. Miller
_______________________________              _______________________________
Thomas J. Burke, Chairman                    Paul A. Miller


/s/ Eugene A. Beliveau                       5-25-00
_______________________________              _______________________________
Eugene A. Beliveau                           Effective Date


/s/ Kathleen I. Boshar
_______________________________
Kathleen I. Boshar


/s/ Malcolm W. Brawn
_______________________________
Malcolm W. Brawn


/s/ Byron R. Cleveland
_______________________________
Byron R. Cleveland, Jr.


/s/ Neil H. Cullen
_______________________________
Neil H. Cullen


/s/ Richard Hart Harrington
_______________________________
Richard Hart Harrington


/s/ Robert F. Hatem
_______________________________
Robert F. Hatem


/s/ Marsha A. McDonough
_______________________________
Marsha A. McDonough